EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Business Bancorp (the “Company”) on Form 10-K for the year ending December 31, 2002, as amended by Amendment No. 1 thereto, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan J. Lane, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 18, 2003	/s/ ALAN J. LANE
_______________________
Alan J. Lane
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Business Bancorp and will be retained by Business Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.